Exhibit 10.1

TWELFTH AMENDMENT
TO
CREDIT AGREEMENT
DATED AS OF MAY 4, 2018
AMONG
CARRIZO OIL & GAS, INC.,
AS BORROWER,
THE GUARANTORS PARTY HERETO,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
AND ROYAL BANK OF CANADA,
AS CO-SYNDICATION AGENTS,
COMPASS BANK AND SG AMERICAS SECURITIES, LLC,
AS CO-DOCUMENTATION AGENTS
AND
THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC, CITIGROUP GLOBAL MARKETS INC.
AND CAPITAL ONE, NATIONAL ASSOCIATION,
AS JOINT LEAD ARRANGERS AND BOOKRUNNERS

TWELFTH AMENDMENT TO CREDIT AGREEMENT
THIS TWELFTH AMENDMENT TO CREDIT AGREEMENT (this “Twelfth Amendment”) dated as of May 4, 2018, among CARRIZO OIL & GAS, INC., a Texas corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”); the Lenders listed on the signature pages hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
WHEREAS, the Borrower, the Administrative Agent, the Lenders and the other Agents party thereto are parties to that certain Credit Agreement dated as of January 27, 2011 (as amended by that certain First Amendment dated as of March 26, 2012, that certain Resignation, Consent and Appointment Agreement dated as of April 20, 2012, that certain Second Amendment dated as of September 4, 2012, that certain Third Amendment dated as of September 27, 2012, that certain Fourth Amendment dated as of October 9, 2013, that certain Fifth Amendment dated as of October 7, 2014, that certain Sixth Amendment dated as of May 5, 2015, that certain Seventh Amendment dated as of October 30, 2015, that certain Eighth Amendment dated as of May 3, 2016, that certain Ninth Amendment dated as of May 4, 2017, that certain Tenth Amendment dated as of June 28, 2017, that certain Eleventh Amendment dated as of November 3, 2017, and as otherwise further amended, supplemented or modified, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower.
WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders are willing to do so on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Twelfth Amendment, and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Twelfth Amendment. Unless otherwise indicated, all section and article references in this Twelfth Amendment refer to sections and articles of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.02: Section 1.02 is hereby amended by
(a)    adding, amending or restating, as the case may be, the following defined terms as follows:

“Agreement” means this Credit Agreement, as amended by that certain First Amendment dated as of March 26, 2012, that certain Resignation, Consent and Appointment Agreement dated as of April 20, 2012, that certain Second Amendment dated as of September 4, 2012, that certain Third Amendment dated as of September 27, 2012, that certain Fourth Amendment dated as of October 9, 2013, that certain Fifth Amendment dated as of October 7, 2014, that certain Sixth Amendment dated as of May 5, 2015, that certain Seventh Amendment dated as of October 30, 2015, that certain Eighth Amendment dated as of May 3, 2016, that certain Ninth Amendment dated as of May 4, 2017, that certain Tenth Amendment dated as of June 28, 2017, that certain Eleventh Amendment dated as of November 3, 2017, that certain Twelfth Amendment dated as of May 4, 2018, and as the same may from time to time be further amended, modified, supplemented or restated.
“Availability” means, at any time, the amount by which the Aggregate Elected Commitment Amount exceeds the total Revolving Credit Exposures at such time.

“Sanctions Laws and Regulations” means any sanctions, prohibitions or requirements imposed by any executive order (an “Executive Order”) or by any sanctions program administered by OFAC or the US Department of State.

(b)    amending the Borrowing Base Utilization Grid in the defined term “Applicable Margin” to read as follows:

Borrowing Base Utilization Grid
Utilization Percentage	<25%	≥ 25% but <50%	≥ 50% but <75%	≥ 75% but <90%	≥ 90%
Eurodollar Loans	1.50%	1.75%	2.00%	2.25%	2.50%
ABR Loans	0.50%	0.75%	1.00%	1.25%	1.50%
Commitment Fee Rate	0.375%	0.375%	0.50%	0.50%	0.50%

(c)    deleting the following defined terms: “EXL Acquisition” and “EXL Acquisition Financing Equity Interests”.
2.2    Amendment to Section 2.07A(a), Section 2.07A(a) is hereby amended by deleting the word “and” after Section 2.07A(a)(ii), deleting the period at the end of Section 2.07A(a)(iii) and replacing it with “; and”, and adding the following Section 2.07A(a)(iv):
“(iv)    the Aggregate Elected Commitment shall not exceed the Borrowing Base at any time and if as a result of a Scheduled Redetermination or Interim Redetermination the new Borrowing Base is less than the then Aggregate Elected

Commitment, the Aggregate Elected Commitment shall automatically be reduced to the amount of such new Borrowing Base without any further action hereunder.”

2.3    Amendment to Sections 9.04(a)(ix), (x), (xi) and (xii). Sections 9.04(a)(ix), (x), (xi) and (xii) are hereby amended by deleting such Sections in their entirety and replacing them with the following:
“(ix)    provided that no Default, Event of Default or Borrowing Base Deficiency exists at the time of declaration thereof or would result from the payment thereof, the Borrower may declare and pay dividends with respect to the Preferred Shares (I) in an amount not to exceed the lesser of (A) 0.50 multiplied by the amount of net cash proceeds received by the Borrower from the sale of its Equity Interests (other than Disqualified Capital Stock or Equity Interests issued to fund amounts on deposit in the Equity Proceeds Account and excluding net cash proceeds used to make a Restricted Payment pursuant to clause (x) below) on or after the Twelfth Amendment Effective Date or (B) $50,000,000 and (II) in an unlimited amount provided that, with respect to this clause II, after giving pro forma effect to the payment of any such dividend, the ratio of Total Debt as of such date to EBITDA (as of the end of the most recently ended fiscal quarter or fiscal year for which financial statements have been delivered pursuant to Section 8.01(a) or 8.01(b)) of the Borrower would not be greater than 3.25 to 1.00 and the Borrower would have Availability greater than or equal to 15% of the Aggregate Elected Commitment Amount,

(x)    provided that no Default, Event of Default or Borrowing Base Deficiency exists or would result therefrom, the Borrower may (I) redeem, repurchase, retire, defease or otherwise acquire any of its Equity Interests in exchange for additional shares of its Equity Interests (other than Disqualified Capital Stock) or (II) make any Restricted Payment with the proceeds from a substantially concurrent sale of Equity Interests (other than Disqualified Capital Stock or Equity Interests issued to fund amounts on deposit in the Equity Proceeds Account), with a sale being deemed substantially concurrent if such redemption, repurchase, retirement, defeasance or acquisition of Equity Interests or Restricted Payment occurs not more than 150 days after such sale,

(xi)    any Restricted Payment provided that (I) no Default, Event of Default or Borrowing Base Deficiency exists or would result therefrom and (II) after giving pro forma effect to any such Restricted Payment, (x) the ratio of Total Debt as of such date to EBITDA (as of the end of the most recently ended fiscal quarter or fiscal year for which financial statements have been delivered pursuant to Section 8.01(a) or 8.01(b)) of the Borrower would not be greater than 2.75 to 1.00 and (y) the Borrower would have Availability greater than or equal to 15% of the Aggregate Elected Commitment Amount, and

(xii)    Restricted Payments made using net cash proceeds received by the Borrower from the sale of its Equity Interests (other than Disqualified Capital Stock) on or after the Twelfth Amendment Effective Date which are deposited and held in the Equity Proceeds Account within five (5) Business Days of the receipt of such proceeds by the Borrower.”

2.4    Amendment to Section 9.04(b)(i). Section 9.04(b)(i) is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(i)    Redeem the Senior Notes (other than (A) as the result of the conversion of Senior Notes into Equity Interests of the Borrower (other than Disqualified Capital Stock), (B) with the net cash proceeds of a substantially concurrent (for this purpose meaning 150 days) offering of common Equity Interests or Permitted Refinancing Debt, (C) cash payments made in settlement of the Borrower’s obligations under (1) the Existing Convertible Notes Indenture upon the conversion or required repurchase of any Existing Convertible Notes thereunder or (2) any other indenture pursuant to which any convertible notes of the Borrower are issued upon the conversion or required repurchase of any such convertible notes thereunder, (D) voluntary Redemptions of the Existing Convertible Notes or Senior Notes so long as (I) immediately after giving effect to any such Redemption, Availability is greater than or equal to 25% of the Aggregate Elected Commitment Amount and (2) the aggregate amount paid by the Borrower and the Restricted Subsidiaries to effect all such Redemptions since the Ninth Amendment Effective Date does not exceed $100,000,000, and (E) Redemptions of Senior Notes in an amount equal to the net cash proceeds of any Sale of Property which is not prohibited by Section 9.11; provided that, with respect to any Sale of Property pursuant to clause (d) of Section 9.11, the Borrower shall have first made any prepayment and/or deposit of cash collateral required by Section 3.04(c)(iii); or”

2.5    Amendment to Section 9.05(q). Section 9.05(q) is hereby amended by deleting the text reading “of the then effective Borrowing Base” therein in its entirety and replacing it with text reading “of the then effective Aggregate Elected Commitment Amount”.
2.6    Amendment to Annex I. Annex I is hereby amended and replaced in its entirety by Annex I attached to this Twelfth Amendment.
Section 3.    Borrowing Base. From and after the Twelfth Amendment Effective Date, the Borrowing Base is $1,000,000,000 and the Aggregate Elected Commitment Amount is $900,000,000, which Borrowing Base and Aggregate Elected Commitment Amount shall remain in effect until with respect to the Borrowing Base, the next Scheduled Redetermination or the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement and with respect to the Aggregate Elected Commitment Amount any adjustment pursuant to Section 2.07A. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.12(c) or Section 9.11. Each of the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to this Section 3 shall constitute the Scheduled Redetermination for May 1, 2018. This Section 3 constitutes notice of the redetermined Borrowing Base in accordance with Section 2.07(d) of the Credit Agreement.
Section 4.    Assignments and Reallocations. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts and Elected Commitment Amounts and to admit SunTrust Bank as a Lender (the “New Lender”). The Administrative Agent and the Borrower hereby consent to such reallocation and assignments of the Maximum Credit Amounts and Elected Commitment Amounts and the assignment to the New Lender of their Maximum Credit Amounts and Elected Commitments. On the Twelfth Amendment Effective Date and after giving effect to such reallocations and assignments, the Maximum Credit Amount and Elected Commitment Amount of each Lender shall be as set forth on Annex I of this Twelfth Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement. With respect to such reallocation and assignments, each Lender shall be deemed to have acquired the Maximum Credit Amount and Elected Commitment Amount allocated to it from each of the other Lenders and pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit G to the Credit Agreement as if each such Lender (including the New Lender) had executed an Assignment and Assumption Agreement with respect to such allocation. In connection with the assignments in this Twelfth Amendment and for purposes of such assignments only, the Lenders, the Administrative Agent and the Borrower waive the processing and recordation fee under Section 12.04(b)(ii)(C).
Section 5.    Conditions Precedent. This Twelfth Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02) (such date, the “Twelfth Amendment Effective Date”):
5.1    The Administrative Agent shall have received, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
5.2    The Administrative Agent shall have received from all of the Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Twelfth Amendment signed on behalf of such Person.
5.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Twelfth Amendment.
5.4    The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably require in connection with the transactions contemplated hereby.
The Administrative Agent is hereby authorized and directed to declare this Twelfth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6.    Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement, as amended by this Twelfth Amendment, shall remain in full force and effect following the effectiveness of this Twelfth Amendment.
6.2    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Twelfth Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Obligations in accordance with the terms thereof, after giving effect to this Twelfth Amendment; and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Twelfth Amendment (i) all of the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.
6.3    Loan Document. This Twelfth Amendment is a Loan Document.
6.4    Counterparts. This Twelfth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Twelfth Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
6.5    NO ORAL AGREEMENT. THIS TWELFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
6.6    GOVERNING LAW. THIS TWELFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
6.7    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Twelfth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
6.8    Severability. Any provision of this Twelfth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.9    Successors and Assigns. This Twelfth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to be duly executed as of the date first written above.

BORROWER:    CARRIZO OIL & GAS, INC.

By: /s/ David L. Pitts
David L. Pitts
Vice President and Chief Financial Officer

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

GUARANTORS:
BANDELIER PIPELINE HOLDING, LLC,
CARRIZO (EAGLE FORD) LLC,
CARRIZO (MARCELLUS) LLC,
CARRIZO (MARCELLUS) WV LLC,
CARRIZO MARCELLUS HOLDING INC.,
CARRIZO (NIOBRARA) LLC,
CARRIZO (PERMIAN) LLC,
CARRIZO (UTICA) LLC,
CLLR, INC.,
HONDO PIPELINE, INC.,
And
MESCALERO PIPELINE, LLC,

By: /s/ David L. Pitts
David L. Pitts
Vice President

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

LENDERS:    WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By: /s/ Greg Smothers
Name: Greg Smothers
Title: Director

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

CITIBANK, N.A.,
as a Lender

By: /s/ Jeff Ard
Name: Jeff Ard
Title: Vice President

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

CAPITAL ONE, N.A.,
as a Lender

By:/s/ Robert James
Name: Robert James
Title: Director

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By: /s/ Michael Willis
Name: Michael Willis
Title: Managing Director

By: /s/ Page Dillehunt
Name: Page Dillehunt
Title: Managing Director

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

SOCIETE GENERALE,
as a Lender

By: /s/ Elena Robciuc
Name: Elena Robciuc
Title: Managing Director

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

COMPASS BANK,
as a Lender

By: /s/ Gabriela Azcarate
Name: Gabriela Azcarate
Title: Vice President

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

BMO HARRIS BANK, N.A.,
as a Lender

By: /s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Managing Director

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jonathan Luchansky
Name: Jonathan Luchansky
Title: Director

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By: /s/ Alan Dawson
Name: Alan Dawson
Title: Director

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Meghan Sullivan
Name: Meghan Sullivan
Title: Authorized Signatory

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Pace Doherty
Name: Pace Doherty
Title: Vice President

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

ABN AMRO CAPITAL USA LLC,
as a Lender

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By: /s/ Michaela Braun
Name: Michaela Braun
Title: Director

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ David M. Bornstein
Name: David M. Bornstein
Title: Senior Vice President

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Sophie Bulliard
Name: Sophie Bulliard
Title: Authorized Signatory

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

IBERIABANK,
as a Lender

By: /s/ Stacy Goldstein
Name: Stacy Goldstein
Title: Senior Vice President

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

ASSOCIATED BANK, N.A.,
as a Lender

By: /s/ Farhan Iqbal
Name: Farhan Iqbal
Title: Senior Vice President

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

COMERICA BANK,
as a Lender

By: /s/ William B. Robinson
Name: William B. Robinson
Title: Senior Vice President

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

REGIONS BANK,
as a Lender

By: /s/ Kelly L. Elmore III
Name: Kelly L. Elmore III
Title: Managing Director

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

SUNTRUST BANK,
as a Lender

By: /s/ John Kovarik
Name: John Kovarik
Title: Director

Signature Page to Twelfth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

ANNEX I

LIST OF APPLICABLE PERCENTAGES, MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment Amount
Wells Fargo Bank, N.A.	7.00%	$140,000,000.00	$63,000,000.00
Capital One, N.A.	7.00%	$140,000,000.00	$63,000,000.00
Citibank, N.A.	7.00%	$140,000,000.00	$63,000,000.00
Royal Bank of Canada	5.42%	$108,400,000.00	$48,780,000.00
BMO Harris Bank, N.A.	5.42%	$108,400,000.00	$48,780,000.00
Compass Bank	5.42%	$108,400,000.00	$48,780,000.00
Credit Agricole Corporate and Investment Bank	5.42%	$108,400,000.00	$48,780,000.00
Goldman Sachs Bank USA	5.42%	$108,400,000.00	$48,780,000.00
PNC Bank National Association	5.42%	$108,400,000.00	$48,780,000.00
Societe Generale	5.42%	$108,400,000.00	$48,780,000.00
The Bank of Nova Scotia, Houston Branch	5.42%	$108,400,000.00	$48,780,000.00
ABN AMRO Capital USA LLC	5.42%	$108,400,000.00	$48,780,000.00
Bank of America, N.A.	4.04%	$80,800,000.00	$36,360,000.00
Credit Suisse AG, Cayman Islands Branch	4.04%	$80,800,000.00	$36,360,000.00
Iberiabank	4.04%	$80,800,000.00	$36,360,000.00
KeyBank National Association	4.04%	$80,800,000.00	$36,360,000.00
Associated Bank, N.A.	3.34%	$66,800,000.00	$30,060,000.00
Comerica Bank	3.34%	$66,800,000.00	$30,060,000.00
Regions Bank	3.34%	$66,800,000.00	$30,060,000.00
SunTrust Bank	4.04%	$80,800,000.00	$36,360,000.00
TOTAL	100.00%	$2,000,000,000.00	$900,000,000.00

ANNEX I